UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2009

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

Effective January 1, 2009, Capitol Bancorp Ltd. (“Capitol”) retrospectively adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“FAS 160”), which resulted in the reclassification of minority interests in consolidated subsidiaries to a new noncontrolling interests component of equity.

Exhibit 99 to this Current Report on Form 8-K includes the information initially presented under Item 6 - Selected Financial Data, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements and Supplementary Data as presented in Capitol’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 12, 2009 (the “2008 Form 10-K”).  Each such item has been revised to reflect the retrospective adoption of FAS 160.

The information in Exhibit 99 to this Current Report on Form 8-K does not reflect events or developments that occurred after March 11, 2009, and does not modify or update the disclosures in the 2008 Form 10-K in any way, other than to reflect the adoption of FAS 160 as described above (and the merger of nine wholly-owned banks effective March 31, 2009, which had no effect on Capitol’s consolidated financial statements). The information in Exhibit 99 to this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and any documents filed by Capitol under the Securities Exchange Act of 1934, as amended, subsequent to March 11, 2009.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
23	Consent of BDO Seidman, LLP.

99
Revised Selected Consolidated Financial Data, Revised Management’s Discussion and Analysis of Capitol’s Business, Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, as adjusted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2009	CAPITOL BANCORP LTD. (Registrant) By: /s/ Cristin K. Reid Name: Cristin K. Reid Title: Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description
23	Consent of BDO Seidman, LLP.

99
Revised Selected Consolidated Financial Data, Revised Management’s Discussion and Analysis of Capitol’s Business, Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, as adjusted.